UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 20, 2013

LIFEWAY FOODS, INC.

(Exact name of registrant as specified in its charter)

ILLINOIS	000-17363	36-3442829
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6431 West Oakton St. Morton Grove, IL		60053
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (847) 967-1010

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting of stockholders on June 20, 2013 (the “Annual Meeting”) of Lifeway Foods, Inc. (the “Company”), the stockholders of the Company approved the amendment of the Company’s Articles of Incorporation (the “Amendment”) pursuant to which the Company’s authorized capital stock would increase from 22,500,000 shares to 42,500,000 shares which includes an increase in authorized common stock from 20,000,000 common shares to 40,000,000 common shares and no change in the 2,500,000 shares of preferred stock authorized.

On June 25, 2013 the Company filed with the Secretary of State of the State of Illinois the Amendment.

The foregoing description is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 3.1 to this Form 8-K and is hereby incorporated by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders of the Company voted on six proposals.  Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.  There was no solicitation of proxies in opposition to management’s nominees as listed in the proxy statement and all of management’s nominees were elected to our Board of Directors.  Details of the voting are provided below:

Proposal 1:

To elect seven (7) members of the Company’s Board of Directors to serve until the 2014 Annual Meeting of stockholders (or until successors are elected or directors resign or are removed).

	Votes For	Votes Withheld	Broker Non-Votes
Ludmila Smolyansky	10,059,112	1,110,420	128,748
Julie Smolyansky	10,059,391	1,110,141	128,748
Pol Sikar	10,251,318	918,214	128,748
Renzo Bernardi	10,253,168	916,364	128,748
Gustavo Carlos Valle	10,042,399	1,127,133	128,748
Paul Lee	10,785,412	384,120	128,748
Jason Scher	10,785,462	384,070	128,748

Proposal 2:
	Votes For	Votes Against	Abstentions	Broker Non- Votes
To amend the Company’s Certificate of Incorporation to increase number of shares of common stock authorized for issuance.	10,983,114	283,818	31,348	0

Proposal 3:
	Votes For	Votes Against	Abstentions	Broker Non- Votes
To amend and restate the Company’s Charter.	9,393,967	1,743,632	31,933	128,748

Proposal 4:
	Votes For	Votes Against	Abstentions	Broker Non- Votes
To ratify the appointment of Plante & Moran, PLLC as our independent auditors for the next fiscal year.	11,253,921	15,888	28,471	0

Proposal 5:
	Votes For	Votes Against	Abstentions	Broker Non- Votes
To approve, by non-binding vote, executive compensation.	9,964,568	40,074	1,164,890	128,748

Proposal 6:
	One Year	Two Years	Three Years	Abstentions
To recommend, by non-binding vote, the frequency of executive compensation votes.	1,108,958	26,808	9,206,883	826,883

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Amendment to Articles of Incorporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEWAY FOODS, INC.
Dated: June 25, 2013	By:	/s/ Edward Smolyansky
Edward Smolyansky
Chief Financial and Accounting Officer, Treasurer, Chief Operating Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amendment to Articles of Incorporation.